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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K



                Current Report Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



                               September 9, 1998
                      [Date of earliest event reported.]



                              COYOTE SPORTS, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                        Commission file number 333-29077



            NEVADA                                      88-0326730
  [State or other jurisdiction              [I.R.S. employer Identification No.]
of incorporation or organization]



     2291 ARAPAHOE AVENUE
       BOULDER, COLORADO                                    80302
[Address of principal executive offices]                 [Zip Code]

Registrant's telephone number, including area code: (303) 417-0942
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

          On September 9, 1998, Coyote Sports, Inc. (the "Company") purchased substantially all of the assets (the "Purchased Assets") of West Coast Composites, a wholly-owned subsidiary of Cobra Golf Incorporated, a Delaware Corporation ("Cobra"), pursuant to an Asset Sale Agreement (the "Sale Agreement"). The Purchased Assets include inventory and equipment which are used to manufacture graphite golf shafts.

         The Company paid Cobra a total of Six Million Dollars ($6,000,000). Five Hundred Thousand Dollars ($500,000) was paid to Cobra on September 9, 1998, with the remaining balance (the "Note") of Five Million Five Hundred Thousand Dollars ($5,500,000) due March 31, 1999. The Note bears interest at an annual rate which equals the lesser of 12% or the maximum interest allowable under the California Civil Code, Section 1916 and is payable on March 31, 1999. The Note is secured by all of the common stock of Unifiber Corporation, a wholly-owned subsidiary of the Company and by the Purchased Assets. The purchase price was negotiated in an arms length transaction between the Company's officers and Cobra.

         The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Sale Agreement, a copy of which is attached hereto as Exhibit 2.1.

         On September 10, 1998, the Company issued a press release announcing its consummation of the purchase, which press release is attached hereto as
     Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Business Acquired.

          The historical financial statements of the business acquired will be filed by amendment as soon as practicable, but not later than 60 days after this report is required to be filed.

     (b)  Pro Forma Financial Information.

          The pro forma financial information for the business acquired will be filed by amendment as soon as practicable, but not later than 60 days after this report is required to be filed.

     (c)   Exhibits.

           2.1 Asset Sale Agreement dated as of September 9, 1998, by and among Cobra Golf Incorporated, Coyote Sports, Inc. and Unifiber Corporation, with the following exhibits:

               2.1.A  Note for $5,500,000 dated September 9, 1998
               2.1.B Security Agreement dated as of September 9, 1998 by and between Cobra Golf Incorporated and Coyote Sports, Inc.
               2.1.C Supply Agreement dated as of September 9, 1998 by and between Cobra Golf Incorporated and Unifiber Corporation
          99.1 Press Release, dated September 10, 1998, of Coyote Sports, Inc.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        COYOTE SPORTS, INC.
                                        (Registrant)


Dated September 22, 1998                By:  /s/  John Paul McNeill


                                        John Paul McNeill
                                        Chief Financial Officer and Treasurer